UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019 (July 29, 2019)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NLNK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.02.              Results of Operations and Financial Condition.

On July 30, 2019, NewLink Genetics Corporation, a Delaware corporation (the “Company”), issued a press release providing a corporate update and reporting financial results for the second quarter ended June 30, 2019 (the "Press Release").

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 2.02, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Executive Officer, Chief Scientific Officer and Chairman of the Board of Directors
On July 29, 2019, Charles J. Link, Jr, M.D. retired from his posts as Chairman, Chief Executive Officer and Chief Scientific Officer and as a member of the Board of Directors of the Company (the “Board”), effective August 3, 2019. Dr. Link's decision to resign was not related to a disagreement with the Company over any of its operations, policies or practices
Appointment of the Office of the CEO
On July 29, 2019, the Board formed the Office of the Chief Executive Officer with the purpose to allow for effective management of the Company’s business during the transition in leadership and the further advancement of the Company’s strategic goals. Effective August 3, 2019, the members of the Office of the Chief Executive Officer are: Carl Langren, Chief Financial Officer; Eugene Kennedy, M.D., Chief Medical Officer; Brad Powers, General Counsel; and Lori Lawley, Vice President, Finance and Controller. Reporting to the Board, the members of the Office of the Chief Executive Officer have been given full executive authority and will oversee the execution of the Company’s operations and strategic initiatives.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 30, 2019, entitled "NewLink Genetics Provides Corporate Update and Reports Second Quarter 2019 Financial Results"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    July 30, 2019

NewLink Genetics Corporation

By:	/s/ Carl W. Langren
Carl W. Langren
Its:	Chief Financial Officer